                                                              File Nos. 33-25378
                                                                       811-05684



            As Filed with the Securities and Exchange Commission on
                                December 1, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
                                 ---
     Post-Effective Amendment No. 21                                         [X]
                                  --
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
     Amendment No. 21                                                        [X]
                   ---
                        (Check appropriate box or boxes.)

                            ------------------------
                               ALPINE EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                                 (888) 785-5578
              (Registrant's Telephone Number, Including Area Code)


                                Samuel A. Lieber
                      Alpine Management & Research, L.L.C.
           122 East 42nd Street, 37th Floor, New York, New York 10168

                                    Copy to:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                   900 Third Avenue, New York, New York 10022

                     (Name and address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective
(check appropriate box)

         |_| immediately upon filing pursuant to paragraph (b)
         |_| on (date) pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(1)
         |X| on February 1, 2000 pursuant to paragraph (a) of rule 485
         |_| 75 days after filing pursuant to paragraph (a)(2)
         |_| on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               P R O S P E C T U S


                        Dated _________________ __, 2000



                       ALPINE U.S. REAL ESTATE EQUITY FUND
                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                       ALPINE REALTY INCOME & GROWTH FUND

                          Series of Alpine Equity Trust

                                3435 Stelzer Road
                              Columbus, Ohio 43219




                            Class Y (No Load) Shares



                                 ---------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------


                                TABLE OF CONTENTS
                                                                                    Page
ABOUT THE FUNDS.......................................................................3
                  Investment Objectives and Principal Investment Strategies...........3
                  Who Should Invest...................................................4
                  Main Risks..........................................................4
                  Past Performance....................................................5
FEES AND EXPENSES.....................................................................7
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.....................................8
                  Principal Investment Strategies.....................................8
                  Investment Risks....................................................9
MANAGEMENT OF THE FUNDS..............................................................11
                  Investment Adviser.................................................11
                  Portfolio Manager..................................................11
HOW TO BUY SHARES....................................................................12
                  Purchases by Mail..................................................12
                  Purchases by Wire..................................................12
                  How the Funds Value Their Shares...................................12
                  Additional Information.............................................12
HOW TO REDEEM SHARES.................................................................13
                  Redeeming Shares by Mail...........................................13
                  Redeeming Shares by Telephone......................................13
                  General............................................................14
EXCHANGE PRIVILEGE...................................................................14
                  Exchanges by Telephone.............................................14
                  Exchanges by Mail..................................................15
SHAREHOLDER SERVICES.................................................................15
                  Systematic Investment Plan.........................................15
                  Telephone Investment Plan..........................................15
                  Systematic Cash Withdrawal Plan....................................15
                  Investments Through Employee Benefit and Savings Plans.............15
                  Automatic Reinvestment Plan........................................16
                  Tax Sheltered Retirement Plans.....................................16
DIVIDENDS, DISTRIBUTIONS AND TAXES...................................................16
                  Dividend Policy....................................................16
                  Taxation of the Funds..............................................16
                  Taxation of Shareholders...........................................16
FINANCIAL HIGHLIGHTS.................................................................18
ADDITIONAL INFORMATION...............................................................21


                                 ABOUT THE FUNDS


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the U.S. Real Estate Equity Fund, the Adviser generally pursues a value oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. The Adviser considers other company fundamentals and the strength of a company's management in making investment decisions. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, Malaysia and Thailand.

In managing the assets of the International Real Estate Equity Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company's management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

ALPINE REALTY INCOME & GROWTH FUND seeks a high level of current income. Capital appreciation is a secondary objective. The Fund is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the Realty Income & Growth Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Fund also invests in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company. The Adviser will also emphasize investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

WHO SHOULD INVEST

You should consider investment in one or more of the Alpine Real Estate Funds if you are seeking:
          - investment exposure to companies operating in the real estate sector;
          - liquidity in a real estate-related investment; and
          - an investment offering returns that may have less correlation to the returns of the stock and bond markets than equity mutual funds generally.


                                FUND RISK/RETURN COMPARISON



                                        ALPINE INTERNATIONAL REAL
                                          ESTATE EQUITY FUND

                  RETURN                ALPINE U.S. REAL
                                          ESTATE EQUITY FUND

                                        ALPINE REALTY INCOME
                                          & GROWTH FUND





                                               RISK

MAIN RISKS
----------

Investments in the Alpine Real Estate Funds, like any investment, are subject to certain risks. The value of a Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of a Fund's shares to increase or decrease. You could lose money on an investment.

General Risks of Securities Linked to the Real Estate Market - Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. The values of the Funds' shares are affected by factors affecting the values of real estate and the earnings of companies engaged in the real estate industry. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates.

The value of real estate related securities is also affected by changes in general economic and market conditions. The Funds' concentration of its investments in these securities may result in a substantial difference between the investment performance of the Funds as compared to the investment performance of the stock market generally.

Risks of Investing in Foreign Securities - Each of the Funds may invest in foreign securities. Alpine International Real Estate Equity Fund normally invests its assets primarily in foreign securities. These investments involve certain risks not generally associated with investments in the securities of United States issuers. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Alpine International Real Estate Equity Fund will be most susceptible to losses attributable to these risks.

Risks of Investing in Fixed Income Securities - Each of the Funds may invest in fixed income securities. Alpine Income & Growth Fund may invest a significant portion of its assets in these securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuers inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

PAST PERFORMANCE
----------------

         The following bar charts illustrate the risks of investing in the Alpine Real Estate Funds by showing how each Fund's performance has varied from year-to-year and how each Fund's returns can vary from the performance of certain indices that measure broad market performance over various time periods. As with all mutual funds, past performance is not a prediction of future results.

                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR









                       ALPINE U.S. REAL ESTATE EQUITY FUND







                                   [bar chart]








                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND







                                   [bar chart]

                       ALPINE REALTY INCOME & GROWTH FUND







                                   [bar chart]






During the periods shown in the bar charts, the highest and lowest quarterly returns of the Funds were as follows:


                         BEST AND WORST QUARTER RESULTS
                         ------------------------------

                PORTFOLIO                                  BEST QUARTER        WORST QUARTER
      Alpine U.S. Real Estate Equity Fund

      Alpine International Real Estate Equity Fund

      Alpine Realty Income & Growth Fund


                                                       AVERAGE ANNUAL RETURN
                                                       AS OF 12/31 EACH YEAR
                                                       ---------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Since
               Class Y Shares                              Inception Date               1 Year  5 years  10 Years  Inception
-----------------------------------------------------------------------------------------------------------------------------
Alpine U.S. Real Estate Equity Fund                                                         %         %
Wilshire Real Estate Securities Index                                                       %         %
Lipper Real Estate Fund Average                                                             %         %
-----------------------------------------------------------------------------------------------------------------------------

Alpine International Real Estate Equity Fund                                                %         %        %
GPR Global Real Estate Securities Index                                                     %         %        %
MSCI Global Real Estate Index                                                               %         %        %
-----------------------------------------------------------------------------------------------------------------------------

Alpine Realty Income & Growth Fund                                                          %
Morgan Stanley REIT Index                                                                   %
-----------------------------------------------------------------------------------------------------------------------------


                                                         FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

   -----------------------------------------------------------------------------------------------------
                                       U.S. REAL ESTATE   INTERNATIONAL REAL ESTATE    REALTY INCOME &
                                         EQUITY FUND              EQUITY FUND            GROWTH FUND
                                         -----------              -----------            -----------
   -----------------------------------------------------------------------------------------------------
  Shareholder Fees* (fees paid
     directly from your investment)          None                    None                  None
   -----------------------------------------------------------------------------------------------------
  Annual Portfolio Operating
     Expenses (expenses that are
     deducted from Fund assets)
   -----------------------------------------------------------------------------------------------------
          Management Fees                   1.00%                    1.00%                 1.00%
   -----------------------------------------------------------------------------------------------------
          Distribution and Service          None                     None                  None
         (12b-1) Fees
   -----------------------------------------------------------------------------------------------------
          Other Expenses
   -----------------------------------------------------------------------------------------------------
  Total Annual Portfolio Operating
     Expenses                                                                                   **
   -----------------------------------------------------------------------------------------------------


EXAMPLE: The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

                                        1 year    3 years    5 years    10 years
                                        ------    -------    -------    --------

Alpine U.S. Real Estate Equity Fund

Alpine International Real Estate
Equity Fund

Alpine Realty Income & Growth Fund




---------------------------------

* a $5.00 charge is deducted from redemption proceeds if the proceeds are wired.
** [If Alpine Management & Research waives or reimburses the Realty Income & Growth, put here in footnote.]

                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The following are the Funds' principal investment strategies. A more detailed description of the Funds' investment policies and restrictions, and additional information about the Funds' investments, are contained in the Statement of Additional Information.

                       ALPINE U.S. REAL ESTATE EQUITY FUND
                       -----------------------------------

U.S. Real Estate Companies - Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, real estate investment trusts ("REITs"), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Foreign Securities - The Fund may invest up to 15% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                  --------------------------------------------

Foreign Real Estate Companies - Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets. These companies include, but are not limited to REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities - The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

                       ALPINE REALTY INCOME & GROWTH FUND
                       ----------------------------------

Dividend-Paying Real Estate Securities - Under normal market conditions, the Fund invests at least 65% of its total assets in dividend-paying equity securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities - The Fund may invest up to 35% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Fixed Income Securities - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of the value of its total assets in non-investment grade debt securities.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio - As a "non-diversified" fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund's investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

INVESTMENT RISKS
----------------

Real Estate Securities - Because the Funds invest primarily in the securities of real estate related companies, the values of the Funds' shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income, neighborhood values or the appeal of property to tenants; and changes in interest rates. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REITS - Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. The Funds' investments in REITs can, in particular, be adversely affected by a deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

Foreign Securities - Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

Smaller Companies - Many issuers of real estate securities are smaller companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, well-established companies. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Lower Rated Debt Securities - Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Illiquid Securities - Illiquid securities are securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Investment Adviser or at prices approximating the value at which the Fund is carrying the securities.

Use of Leverage and Short Sales - Subject to certain limitations, the Funds may use leverage in connection with their investment activities and may effect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. If the security declines in value, the Fund will realize a gain on the transaction. However, if the price of a security increases in value, the Fund will suffer a loss, which could be significant because there is no limit on the amount the price of the security may increase.

Portfolio Turnover - The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of each Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Other Investments - The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

                             MANAGEMENT OF THE FUND

The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the "Trust"). Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of the Funds.

INVESTMENT ADVISER
------------------

The Adviser provides investment advisory and management services to the Funds and other advisory clients. All of its client accounts are invested principally in real estate securities. Mr. Samuel A. Lieber is the controlling person of the Adviser.

As investment adviser to the Funds, the Adviser manages the Funds' investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Alpine U.S. Real Estate Equity Fund and Alpine Realty Income & Growth Fund each pay the Adviser a monthly fee computed at the annual rates of: 1% of the average daily net assets of the Fund on the first $750 million of assets; 0.9% of average daily net assets on an annual basis on the next $250 million in assets; and 0.8% of average daily net assets on assets in excess of $1 billion. Alpine International Real Estate Equity Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The advisory fees paid by the Funds are higher than those paid by most other mutual funds, but are comparable to the fees paid by many funds with similar investment objectives and policies. The total estimated annual expenses of the Funds are set forth in the section entitled "FEES AND EXPENSES."

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of the Funds' shares as a factor in the selection of dealers to effect portfolio transactions for the Funds.

PORTFOLIO MANAGER
-----------------

Mr. Samuel A. Lieber serves as the portfolio manager for the Funds and has served in that capacity since the inception of each Fund. From 1985 until February 17, 1998 (when the Adviser assumed responsibility for managing the Funds), Mr. Lieber was a portfolio manager with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund. (Alpine Realty Income & Growth Fund did not commence operations until December 29, 1998.)

                                HOW TO BUY SHARES

No sales charges are imposed on the purchase of Class Y shares of the Funds. You may purchase Class Y shares of each Fund at net asset value as described below or through your financial intermediary. The minimum initial investment in each Fund is $1,000. The minimum may be waived in certain situations. There is no minimum for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

PURCHASES BY MAIL.  To make an initial purchase by mail:
          -           Complete the Share Purchase Application.
          - Mail the Application, together with a check made payable to the Fund whose shares are being purchased, to: Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212. (Checks not drawn on U.S. banks will be subject to foreign collection, which will delay the investment date, and will be subject to processing fees. The Funds do not accept third party checks.)
          - Subsequent investments may be made in the same manner, but you need not include a Share Purchase Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Do not send purchase requests to a Fund in New York.

PURCHASES BY WIRE.  To make an initial purchase by wire:
          - Call the Alpine Funds at 888-785-5578 for an account number.

          - Instruct your bank (which may charge a fee) to wire federal funds to Huntington National Bank, as follows:
                      Huntington National Bank, Columbus, Ohio, ABA No. 044000024, Account No. 018996-11515.

          - The wire must specify the Fund in which the investment is being made, account registration, and account number.

          - A completed Share Purchase Application must also be sent to the Alpine Funds, indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing your account number with the Fund.

          - Subsequent wire investments may be made by following the same procedures. However, you need not call for another account number if you are purchasing shares of a Fund in which you already own shares.

HOW THE FUNDS VALUE THEIR SHARES. The net asset value of Class Y shares of each Fund is calculated by dividing the value of the Fund's net assets attributable to the class by the number of outstanding shares of the class. Net asset value is determined each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

ADDITIONAL INFORMATION. If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Class Y shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds. The Funds do not accept third party checks.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to business ten days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

REDEEMING SHARES BY MAIL.  To redeem shares by mail:
          - Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, P.O. Box 182212, Columbus, Ohio 43218-2212. (Stock power forms are available from your financial intermediary, the Alpine Funds, and most commercial banks.)
          - Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.
          - Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent.
          - Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

          -           For further information, call 888-785-5578.

REDEEMING SHARES BY TELEPHONE.  To redeem shares by telephone:
          - Call 888-785-5578 between the hours of 8:00 a.m. and 9:00 p.m. (Eastern time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
          -           Specify the amount of shares you want to redeem (minimum
                      $1,000).
          - Provide the account name, as registered with a Fund, and the account number.
          - Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration or, if requested, (ii) wired to an account at a commercial bank that you have previously designated. A $5 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice.
          - During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Alpine Funds, c/o BISYS Fund Services, Attn: TA Operations, 3435 Stelzer Road, Columbus, OH 43219.
          - The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Share Purchase Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without notice.

GENERAL. A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days' written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder.

                               EXCHANGE PRIVILEGE

You may exchange some or all of your Class Y shares of a Fund for Class Y shares of one of the other Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. Brokers and other financial intermediaries may charge a fee for processing exchange requests.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice and is only available in states in which shares of the Fund being acquired may lawfully be sold.

EXCHANGES BY TELEPHONE.  To exchange shares by telephone:
          -           Call 888-785-5578.

          - Shares exchanged by telephone must have a value of $1,000 or more.

          - Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.

          - During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o BISYS Fund Services, Attn: TA Operations, 3435 Stelzer Road, Columbus, OH 43219.

          - The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Share Purchase Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

EXCHANGES BY MAIL.  To exchange shares by mail:

          - Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

          - If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

          -           For further information, call 888-785-5578.

                              SHAREHOLDER SERVICES

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-785-5578. Some services are described in more detail in the Share Purchase Application.

SYSTEMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments automatically in amounts of not less than $25 per month or $75 per quarter. The minimum initial investment requirement does not apply if you establish a Systematic Investment Plan. However, each Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months from the date of initial investment. Shares purchased using the Systematic Investment Plan may not be redeemed for ten business days from the date of investment.

TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. If a telephone investment request is received by 4:00 p.m. (Eastern time), shares will be purchased two days after the date the request is received. Shares purchased under the Telephone Investment Plan may not be redeemed for ten business days from the date of investment.

SYSTEMATIC CASH WITHDRAWAL PLAN. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive (or designate a third party to receive) regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

AUTOMATIC REINVESTMENT PLAN. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date. If you elect to receive dividends or distributions in cash and the U.S. Postal Service cannot deliver the checks, or if a check remains uncashed for six months or more, the dividends or distributions will be reinvested in shares at the net asset value in affect at the time of reinvestment.

TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; and (ii) Simplified Employee Pensions (SEPs) for sole proprietors, partnerships and corporations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDEND POLICY. It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

TAXATION OF THE FUNDS. Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

TAXATION OF SHAREHOLDERS. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Questions on how distributions will be taxed should be directed to your tax adviser.

Generally, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund's transactions in options, [futures] and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on your Share Purchase Application, or on a separate form supplied by the Fund, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the Statement of Additional Information. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

                              FINANCIAL HIGHLIGHTS

The following tables present, for Class Y shares of each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent auditors. It should be read in conjunction with the financial statements and related notes contained in the annual reports to shareholders of the Funds. The annual reports to shareholders may be obtained without charge.

                       ALPINE U.S. REAL ESTATE EQUITY FUND
                       -----------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------

                                                       1999       1998    1997(a-)    1996(a)     1995(a)
                                                       ----       ----   --------     -------     -------
Y CLASS SHARES
Net assets value beginning of period year.......               $  19.49  $  12.56      11.44       10.07
                                                    --------   --------  --------    -------     -------
Income (loss) from investment Operations........
Net investment income (loss)....................                   0.13    0.16(b)      0.24        0.23
Net realized and unrealized gain ...............
     (loss) from investments....................                  (4.32)     8.63       1.29        1.46
                                                    --------   --------  --------    -------     -------
         Total from investment operations.......                  (4.19)     8.79       1.53        1.69
                                                    ========   ========  ========    =======     =======
Less distributions from
Net investment income...........................                  (0.15) (0.28)(b )    (0.20)      (0.20)
In excess of net investment income..............                     --        --         --          --
From net realized gain from investments.........                  (2.68)    (1.58)     (0.21)      (0.12)
                                                    --------   --------  --------    -------     -------
Total distributions.............................                  (2.83)    (1.86)     (0.41)      (0.32)
                                                    --------   --------  --------    -------     -------
Net asset value end of period...................                 $12.47    $19.49     $12.56      $11.44
                                                    ========   ========  ========     =======     =======
TOTAL RETURN (EXCLUDES SALES CHARGES)...........                 (24.69)   %78.79%     13.57%      17.63%

ANNUALIZED RATIOS/Supplementary Data:
Net Assets at end of period (000)...............               $ 25,832    19,459     10,601       9,456
Ratio of expenses to average net assets.........                   1.70%     1.51%      1.46%       1.50%
Ratio of interest expense to average net
assets..........................................                    N/A       N/A       0.04%        N/A
Ratio of net investment income (loss)
     to average net assets......................                   0.58%     1.10%      2.02%       2.45%
Ratio of expenses to average net assets (c).....                    N/A      1.50%       N/A         N/A
Ratio of expenses to average net assets (d).....                   1.72%     2.26%      2.25%       2.70%
Ratio of net investment income (loss) to
average net assets (d)..........................                   0.56%     1.08%      2.00%       2.43%
Portfolio Turnover (e)..........................                    138%      205%       169%        115%

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distribution declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                  --------------------------------------------

                                                                                                          YEAR ENDED
                                                               YEAR ENDED OCTOBER 31,                     SEPTEMBER
                                                                                                              30,
                                               1999      1998    1997(a-)     1996(a)      1995(a)(b)      1995(a)
                                               ----      ----    --------     -------      ----------      -------
Y CLASS SHARES
Net assets value beginning
of year...................................              $12.97    $12.31       $11.59        $12.13         $13.81
                                              -------  -------   -------      -------       -------        -------
Income (loss) from investment
operations
    Net investment income (loss)..........                0.01     (0.03)        0.01         (0.01)          0.11
    Net realized and unrealized gain .....
    (loss) from investments...............               (0.02)     0.71         0.71         (0.53)         (1.17)
                                              -------  -------   -------      -------       -------        -------
    Total from investment operations......               (0.01)     0.68         0.72         (0.54)         (1.06)
                                              -------  -------   -------      -------       -------        -------
Less distributions
    From net investment income............                  --     (0.02)          --            --          (0.10)
    From net realized gain from
    investments...........................                  --        --           --            --          (0.52)
                                              -------  -------   -------      -------       -------        -------
Total distributions.......................                  --     (0.02)          --            --          (0.62)
                                              -------  -------   -------      -------       -------        -------
Net asset value end of year...............              $12.96    $12.97       $12.31        $11.59         $12.13
                                              =======  =======   =======      =======       =======        =======
    TOTAL RETURN..........................              (0.08)%     5.50%        6.20%        (4.50)%        (7.70)%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
period (000)..............................            $34,646    $35,234      $47,502       $61,418        $67,645
Ratio of expenses to average net
assets....................................               1.78%      1.82%        1.62%         1.62%          1.54%
Ratio of interest expense to average
net assets................................                N/A       0.03%        0.03%         0.03%          0.05%
Ratio of net investment income
(loss) to average net assets..............               0.04%    (0.21)%        0.11%       (1.14)%          0.92%
Ratio of expenses to average net
assets (c)................................               1.78%      1.90%        1.67%          N/A            N/A
Ratio of expenses to average net
assets (d)................................                N/A       1.82%         N/A           N/A            N/A
Portfolio Turnover (e)....................                 82%        44%          25%            1%            28%

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      ALPINE REALTY INCOME & GROWTH FUND
                      ---------------------------------

                                                    YEAR ENDED
                                                    ----------
                                                    OCTOBER 31,
                                                    -----------

                                                        1999
                                                        ----
Y CLASS SHARES
Net assets value beginning of period year.......
Income (loss) from investment Operations........
Net investment income (loss)....................
Net realized and unrealized gain ...............
     (loss) from investments....................
         Total from investment operations.......
Less distributions from
Net investment income...........................
In excess of net investment income..............
From net realized gain from investments.........
Total distributions.............................
Net asset value end of period...................

TOTAL RETURN (EXCLUDES SALES CHARGES)...........

ANNUALIZED RATIOS/Supplementary Data:
Net Assets at end of period (000)...............
Ratio of expenses to average net assets.........
Ratio of interest expense to average net
assets..........................................
Ratio of net investment income (loss)
     to average net assets......................
Ratio of expenses to average net assets (a).....
Ratio of expenses to average net assets (b).....
Ratio of net investment income (loss) to
average net assets (b)..........................
Portfolio Turnover (c)..........................

(a) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                             ADDITIONAL INFORMATION

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.



                               INVESTMENT ADVISER

                        ALPINE MANAGEMENT & RESEARCH, LLC
                        122 East 42nd Street, 37th Floor
                            New York, New York 10168

                                    CUSTODIAN

                        INVESTORS FIDUCIARY TRUST COMPANY
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105

                                TRANSFER AGENT &
                            DIVIDEND DISBURSING AGENT

                            BISYS FUND SERVICES, INC.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                  LEGAL COUNSEL

                            SCHULTE ROTH & ZABEL LLP
                                900 Third Avenue
                            New York, New York 10022

                         INDEPENDENT PUBLIC ACCOUNTANTS

                           PRICEWATERHOUSECOOPERS LLP
                              100 East Broad Street
                              Columbus, Ohio 43219

                                   DISTRIBUTOR

                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                3435 Stelzer Road
                              Columbus, Ohio 43219

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in each Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:

BY TELEPHONE - 1-888-785-5578

BY MAIL - Alpine Real Estate Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

FROM THE SEC - Free text only versions of the annual report, semi-annual report and the SAI are available on the SEC's Internet web- site, http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File Number 811-05684.

                               P R O S P E C T U S


                        Dated _________________ __, 2000



                       ALPINE U.S. REAL ESTATE EQUITY FUND
                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                       ALPINE REALTY INCOME & GROWTH FUND

                          Series of Alpine Equity Trust

                                3435 Stelzer Road
                              Columbus, Ohio 43219




                                 Class A Shares
                                 Class B Shares



                                 ---------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------

                                    TABLE OF CONTENTS
                                                                                   Page
ABOUT THE FUNDS..................................................................   3
                  Investment Objectives and Principal Investment Strategies......   3
                  Who Should Invest..............................................   4
                  Main Risks.....................................................   4
                  Past Performance...............................................   5
FEES AND EXPENSES................................................................   7
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS................................   8
                  Principal Investment Strategies................................   8
                  Investment Risks...............................................  10
MANAGEMENT OF THE FUNDS..........................................................  12
                  Investment Adviser.............................................  12
                  Portfolio Manager..............................................  12
DISTRIBUTION ARRANGEMENTS........................................................  12
HOW TO BUY SHARES................................................................  13
                  Alternative Purchase Plans.....................................  13
                  Class A Shares--Front-End Sales Charge Alternative.............  13
                  Class B Shares--Deferred Sales Charge Alternative..............  14
                  How the Funds Value Their Shares...............................  15
                  Additional Information.........................................  15
HOW TO REDEEM SHARES.............................................................  15
                  Redeeming Shares Through Your Financial Intermediary...........  15
                  Redeeming Shares by Mail.......................................  15
                  Redeeming Shares by Telephone..................................  16
                  General........................................................  16
EXCHANGE PRIVILEGE...............................................................  16
                  Exchanges Through Your Financial Intermediary..................  17
                  Exchanges by Telephone.........................................  17
                  Exchanges by Mail..............................................  17
SHAREHOLDER SERVICES.............................................................  18
                  Systematic Investment Plan.....................................  18
                  Telephone Investment Plan......................................  18
                  Systematic Cash Withdrawal Plan................................  18
                  Investments Through Employee Benefit and Savings Plans.........  18
                  Automatic Reinvestment Plan....................................  18
                  Tax Sheltered Retirement Plans.................................  18
DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................  18
                  Dividend Policy................................................  18
                  Taxation of the Funds..........................................  19
                  Taxation of Shareholders.......................................  19
FINANCIAL HIGHLIGHTS.............................................................  19
ADDITIONAL INFORMATION...........................................................  26


                                 ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the U.S. Real Estate Equity Fund, the Adviser generally pursues a value oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. The Adviser considers other company fundamentals and the strength of a company's management in making investment decisions. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, Malaysia and Thailand.

In managing the assets of the International Real Estate Equity Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company's management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

ALPINE REALTY INCOME & GROWTH FUND seeks a high level of current income. Capital appreciation is a secondary objective. The Fund is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the Realty Income & Growth Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Fund also invests in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company. The Adviser will also emphasize investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

WHO SHOULD INVEST
-----------------

You should consider investment in one or more of the Alpine Real Estate Funds if you are seeking:

         o investment exposure to companies operating in the real estate sector;
         o        liquidity in a real estate related investment; and
         o an investment offering returns that may have less correlation to the returns of the stock and bond markets than equity mutual funds generally.


                           FUND RISK/RETURN COMPARISON

                                    [CHART]


MAIN RISKS
----------

Investments in the Alpine Real Estate Funds, like any investment, are subject to certain risks. The value of a Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of a Fund's shares to increase or decrease. You could lose money on an investment.

General Risks of Securities Linked to the Real Estate Market - Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. The values of the Funds' shares are affected by factors affecting the values of real estate and the earnings of companies engaged in the real estate industry. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates.

The value of real estate related securities is also affected by changes in general economic and market conditions. The Funds' concentration of its investments in these securities may result in a substantial difference between the investment performance of the Funds as compared to the investment performance of the stock market generally.

Risks of Investing in Foreign Securities - Each of the Funds may invest in foreign securities. Alpine International Real Estate Equity Fund normally invests its assets primarily in foreign securities. These investments involve certain risks not generally associated with investments in the securities of United States issuers. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Alpine International Real Estate Equity Fund will be most susceptible to losses attributable to these risks.

Risks of Investing in Fixed Income Securities - Each of the Funds may invest in fixed income securities. Alpine Income & Growth Fund may invest a significant portion of its assets in these securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuers inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

PAST PERFORMANCE
----------------

         The following bar charts illustrate the risks of investing in the Alpine Real Estate Funds by showing how each Fund's performance has varied from year-to-year and how each Fund's returns can vary from the performance of certain indices that measure broad market performance over various time periods. As with all mutual funds, past performance is not a prediction of future results.

                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR
                              ---------------------


                       ALPINE U.S. REAL ESTATE EQUITY FUND
                       -----------------------------------


                                   [bar chart]


                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                  --------------------------------------------


                                   [bar chart]

                       ALPINE REALTY INCOME & GROWTH FUND
                       ----------------------------------


                                   [bar chart]


During the periods shown in the bar charts, the highest and lowest quarterly returns of the Funds were as follows:


                               BEST AND WORST QUARTER RESULTS
                               ------------------------------

              PORTFOLIO                                BEST QUARTER           WORST QUARTER
   Alpine U.S. Real Estate Equity Fund

   Alpine International Real Estate Equity Fund

   Alpine Realty Income & Growth Fund


                              AVERAGE ANNUAL RETURN
                              AS OF 12/31 EACH YEAR
                              ---------------------
---------------------------------------------- --------- ------ ------- -------- ---------
                                               Inception 1 Year 5 years 10 Years   Since
                                                 Date                            Inception
---------------------------------------------- --------- ------ ------- -------- ---------
Alpine U.S. Real Estate Equity Fund
     Class A                                                  %       %       %
     Class B                                                  %       %       %
Wilshire Real Estate Securities Index                         %       %       %
Lipper Real Estate Fund Average                               %       %       %
---------------------------------------------- --------- ------ ------- -------- ---------

Alpine International Real Estate Equity Fund                  %       %       %
Class A
     Class B                                                  %       %       %
GPR Global Real Estate Securities  Index                      %       %       %
MSCI Global Real Estate Index
---------------------------------------------- --------- ------ ------- -------- ---------
Alpine Realty Income & Growth Fund                            %       %       %
Class A                                                       %       %       %
     Class B
Morgan Stanley REIT Index
---------------------------------------------- --------- ------ ------- -------- ---------

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER TRANSACTION EXPENSES

                                             CLASS A     CLASS B
                                             SHARES      SHARES
                                             ------      ------
Sales Charge Imposed on Purchases .........   4.75%(1)    None
Sales Charge on Dividend Reinvestments ....   None        None
Contingent Deferred Sales Charge ..........   None        5.00%(2)
Redemption Fee (3) ........................   None        None

ANNUAL FUND OPERATING EXPENSES

                       ALPINE U.S. REAL ESTATE EQUITY FUND
                                             CLASS A     CLASS B
                                             -------     -------
Management Fee.............................
12b-1 Fees (4).............................
Other Expenses.............................
Total......................................

EXAMPLE--ESTIMATED COST TO INVESTORS

                                             CLASS A     CLASS B
                                             -------     -------
After 1 year...............................
After 3 years..............................
After 5 years..............................
After 10 years.............................

(1) Reduced sales charges apply to investments of $50,000 or more. The Funds do not charge a front-end sales charge on purchases of $1 million or more, but do charge a contingent deferred sales charge of 1.00% if you redeem those shares within one year after purchase.

(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. The Funds do not charge a contingent deferred sales charge on redemptions made after that time.

(3) A $5.00 charge is deducted from redemption proceeds if the proceeds are wired.

(4) Each Fund is permitted to incur distribution related and shareholder servicing related expenses which may not exceed an annual rate of 0.75% of average annual assets attributable to such Fund's Class A shares and 1.00% of average annual assets attributable to such Fund's Class B shares. However, with respect to Class A expenses, each Fund limits such 12b-1 expenses to 0.25% of average annual assets attributable to its Class A shares.

                       ALPINE U.S. REAL ESTATE EQUITY FUND
                                             CLASS A     CLASS B
                                             -------     -------
Management Fee.............................
12b-1 Fees (4).............................
Other Expenses.............................
Total......................................

EXAMPLE--ESTIMATED COST TO INVESTORS

                                             CLASS A     CLASS B
                                             -------     -------
After 1 year...............................
After 3 years..............................
After 5 years..............................
After 10 years.............................

                      ALPINE REALTY INCOME AND GROWTH FUND
                                             CLASS A     CLASS B
                                             -------     -------
Management Fee.............................
12b-1 Fees (4).............................
Other Expenses.............................
Total......................................

EXAMPLE--ESTIMATED COST TO INVESTORS

                                             CLASS A     CLASS B
                                             -------     -------
After 1 year...............................  $           $
After 3 years..............................  $           $
After 5 years..............................  $           $
After 10 years.............................  $           $

The preceding examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated. The examples assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Actual expenses and annual return may be greater or less than those shown.


                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The following are the Funds' principal investment strategies. A more detailed description of the Funds' investment policies and restrictions, and additional information about the Funds' investments, are contained in the Funds' Statement of Additional Information.

                       ALPINE U.S. REAL ESTATE EQUITY FUND
                       -----------------------------------

U.S. Real Estate Companies - Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, real estate investment trusts ("REITs") real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Foreign Securities - The Fund may invest up to 15% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                  --------------------------------------------

Foreign Real Estate Companies - Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets. These companies include, but are not limited to REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities - The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

                       ALPINE REALTY INCOME & GROWTH FUND
                       ----------------------------------

Dividend-Paying Real Estate Securities - Under normal market conditions, the Fund invests at least 65% of its total assets in dividend-paying equity securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities - The Fund may invest up to 35% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

Fixed Income Securities - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of the value of its total assets in non-investment grade debt securities.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales - The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets. However, short sales effected "against the box" to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio - As a "non-diversified" fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund's investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Defensive Position - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

INVESTMENT RISKS
----------------

Real Estate Securities - Because the Funds invest primarily in the securities of real estate related companies, the values of the Funds' shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income, neighborhood values or the appeal of property to tenants; and changes in interest rates. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REITS - Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. The Funds' investments in REITs can, in particular, be adversely affected by a deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

Foreign Securities - Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

Smaller Companies - Many issuers of real estate securities are smaller companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, well-established companies. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Lower Rated Debt Securities - Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Illiquid Securities - Illiquid securities are securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Investment Adviser or at prices approximating the value at which the Fund is carrying the securities.

Use of Leverage and Short Sales - Subject to certain limitations, the Funds may use leverage in connection with their investment activities and may effect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. If the security declines in value, the Fund will realize a gain on the transaction. However, if the price of a security increases in value, the Fund will suffer a loss, which could be significant because there is no limit on the amount the price of the security may increase.

Portfolio Turnover - The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of each Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Other Investments - The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

                             MANAGEMENT OF THE FUND

The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the "Trust"). Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of the Funds.

INVESTMENT ADVISER
------------------

The Adviser provides investment advisory and management services to the Funds and other advisory clients. All of its client accounts are invested principally in real estate securities. Mr. Samuel A. Lieber is the controlling person of the Adviser.

As investment adviser to the Funds, the Adviser manages the Funds' investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Alpine U.S. Real Estate Equity Fund and Alpine Realty Income & Growth Fund each pay the Adviser a monthly fee computed at the annual rates of: 1% of the average daily net assets of the Fund on the first $750 million of assets; 0.9% of average daily net assets on an annual basis on the next $250 million in assets; and 0.8% of average daily net assets on assets in excess of $1 billion. Alpine International Real Estate Equity Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The advisory fees paid by the Funds are higher than those paid by most other mutual funds, but are comparable to the fees paid by many funds with similar investment objectives and policies. The total estimated annual expenses of the Funds are set forth in the section entitled "FEES AND EXPENSES."

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of the Funds' shares as a factor in the selection of dealers to effect portfolio transactions for the Funds.

PORTFOLIO MANAGER
-----------------

Mr. Samuel A. Lieber serves as the portfolio manager for the Funds and has served in that capacity since the inception of each Fund. From 1985 until February 17, 1998 (when the Adviser assumed responsibility for managing the Funds), Mr. Lieber was a portfolio manager with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund. (Alpine Realty Income & Growth Fund did not commence operations until December 29, 1998.)

                            DISTRIBUTION ARRANGEMENTS

BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor of shares of the Funds. Under distribution plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act (the "Plans"), the Funds bear expenses to finance the distribution of their shares. These expenses may not, on an annual basis, exceed 0.75% of the average daily net assets attributable to Class A shares of a Fund or 1.00% of the average daily net assets attributable to Class B shares of a Fund. However, with respect to Class A shares, each Fund limits such 12b-1 expenses to 0.25% of the average daily net assets attributable to its Class A shares. Payments under the Plans are made to the Distributor and used to compensate organizations that sell shares of the Funds. A portion of the fees payable under each Plan is paid as a service fee for on going services provided to shareholders and services relating to the maintenance of shareholder accounts. Compensation payable under the Plans is not tied to expenses incurred by the parties receiving payments. Thus, organizations receiving payments and selling shares may earn a profit from their distribution and shareholder service-related activities.

                                HOW TO BUY SHARES

You may purchase shares of each Fund through broker-dealers, banks and other financial intermediaries, or directly through the Distributor. The minimum initial investment in each Fund is $1,000. The minimum may be waived in certain situations. There is no minimum for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt by 4:00 P.M. EST of your purchase request, [together with payment in the amount of the purchase]. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

                  ALTERNATIVE PURCHASE PLANS. You may purchase Class A shares or Class B shares pursuant to this Prospectus. The decision as to whether the purchase of Class A or Class B shares is more beneficial to you depends on the amount of your investment and the length of time you intend to hold shares. If you are making a large investment and qualify for a reduced front-end sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately and Class B shares will convert to Class A shares, which incur lower ongoing distribution and shareholder service fees, after seven years.

                  Consult your financial intermediary for further information and assistance. The compensation received by dealers and agents may differ depending on whether they sell Class A or Class B shares.

                  In addition to the commissions paid to dealers, the Distributor or the Adviser may pay cash compensation to dealers in connection with sales of shares of a Fund.

                  CLASS A SHARES--FRONT-END SALES CHARGE ALTERNATIVE. You can purchase Class A shares of each Fund at net asset value plus an initial sales charge. On purchases of $1,000,000 or more of Class A shares there is no sales charge; however, a contingent deferred sales charge equal to 1% of the lesser of the purchase price or redemption value will be imposed if you redeem those shares during the first year after purchase.

                  The schedule of sales charges for Class A shares is as follows:

                                           Initial Sales Charge
                                           --------------------

                                                                Commission to
                                    As a % of      As a % of   Dealer/Agent as a
                                    Net Amount     Offering     % of Offering
Amounts of Purchase                  Invested       Price          Price
-------------------                  --------       -----          -----
Less than $50,000 ................    4.99%           4.75%         4.25%
$50,000--$99,999 .................    4.71%           4.50%         4.25%
$100,000--$249,999 ...............    3.90%           3.75%         3.25%
$250,000--$499,999 ...............    2.56%           2.50%         2.00%
$500,000--$999,999 ...............    2.04%           2.00%         1.75%
$1,000,000--$2,999,999 ...........    None            None          1.00%
$3,000,000-$4,999,999 ............    None            None          0.50%
$5,000,000 or more ...............    None            None          0.25%


                  No front-end sales charges are imposed on Class A shares purchased by institutional investors, including: bank trust departments; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of their investment adviser or financial planner on the books of the broker-dealer through which shares are purchased; broker-dealers which purchase shares through a master or omnibus account for customers as part of a mutual fund "supermarket"; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; current and retired employees of the Distributor or of any broker-dealer with which the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of a Fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of another Fund provided the shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee in connection with transactions in shares of the Funds.

                  Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds available to their participants, and which: (a) are employee benefit plans having at least $1,000,000 in assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also makes the Funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to qualified and non-qualified employee benefit or profit sharing plans which do not qualify for sales at net asset value, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.

                  The Distributor normally retains a portion of the applicable sales charge from the sale of Class A shares and pays the balance to the broker-dealer or other financial intermediary through which the sale was made. The Distributor may also pay fees to banks from sales charges for services performed on behalf of their customers in connection with the purchase of shares of the Funds. In addition, entities whose clients have purchased Class A shares may be paid a trailing commission equal to .25 of 1% annually of the average daily value of Class A shares held by their clients.

                  Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

                  CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE.. You can purchase Class B shares of the Funds at net asset value without an initial sales charge. However, you may pay a contingent deferred sales charge ("CDSC") if you redeem shares within six years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as follows:

                                                Contingent Deferred
         Year After Share Purchase                 Sales Charge
         -------------------------                 ------------
         First .................................       5%
         Second ................................       4%
         Third and Fourth ......................       3%
         Fifth .................................       2%
         Sixth .................................       1%

                  The CDSC is deducted from the amount of the redemption and is paid to the Distributor. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and shareholder service fees than Class A shares for a period of seven years (after which they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

HOW THE FUNDS VALUE THEIR SHARES. The net asset value of each class of shares of each Fund is calculated by dividing the value of the Fund's net assets attributable to the class by the number of outstanding shares of the class. Net asset value is determined each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

ADDITIONAL INFORMATION. If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares. The Funds do not accept third party checks.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share (less any applicable CDSC) next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to ten days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

REDEEMING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

REDEEMING SHARES BY MAIL.  To redeem shares by mail:
         o Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, P.O. Box 182212, Columbus, Ohio 43218-2212. (Stock power forms are available from your financial intermediary, the Alpine Funds, and most commercial banks.)
         o Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.
         o Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent.
         o Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.
         o        For further information, call 888-785-5578.

REDEEMING SHARES BY TELEPHONE.  To redeem shares by telephone:
         o        Call 888-785-5578 between the hours of 8:00 a.m. and 9:00 p.m.
                  (Eastern time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New

                  Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
         o        Specify the amount of shares you want to redeem (minimum
                  $1,000).
         o Provide the account name, as registered with a Fund, and the account number.
         o Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration or, if requested, (ii) wired to an account at a commercial bank that you have previously designated. A $5 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice.
         o During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to:
                  Alpine Funds, c/o BISYS Fund Services, Attn: TA Operations, 3435 Stelzer Road, Columbus, OH 43219.
         o The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Share Purchase Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without notice.

GENERAL. A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days' written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder.

                               EXCHANGE PRIVILEGE

You may exchange some or all of your shares of a Fund for shares of the same class of shares of one of the other Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice and is only available in states in which shares of the Fund being acquired may lawfully be sold.

         No CDSC is imposed when shares are exchanged. The CDSC applicable, if any, will be computed and payable when shares are redeemed for cash. In computing the CDSC, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC upon a redemption.

EXCHANGES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for the request to be effective on the day received. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

EXCHANGES BY TELEPHONE.  To exchange shares by telephone:

         o        Call 888-785-5578.

         o Shares exchanged by telephone must have a value of $1,000 or more.

         o Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.

         o During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o BISYS Fund Services, Attn: TA Operations, 3435 Stelzer Road, Columbus, OH 43219.

         o The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Share Purchase Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine funds at P.O. Box 182212, Columbus, Ohio 43218-2212.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

EXCHANGES BY MAIL.  To exchange shares by mail:

         o Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

         o If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

         o        For further information, call 888-785-5578.

                              SHAREHOLDER SERVICES

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-785-5578. Some services are described in more detail in the Share Purchase Application.

SYSTEMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments automatically in amounts of not less than $25 per month or $75 per quarter. The minimum initial investment requirement does not apply if you establish a Systematic Investment Plan. However, each Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months from the date of initial investment. Shares purchased using the Systematic Investment Plan may not be redeemed for ten business days from the date of investment.

TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. If a telephone investment request is received by 4:00 p.m. (Eastern time), shares will be purchased two days after the date the request is received. Shares purchased under the Telephone Investment Plan may not be redeemed for ten business days from the date of investment.

SYSTEMATIC CASH WITHDRAWAL PLAN. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive (or designate a third party to receive) regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

AUTOMATIC REINVESTMENT PLAN. For your convenience, all dividends and distributions paid on each class of shares of each Fund are automatically reinvested in full and fractional shares of the same class of that Fund at the net asset value per share at the close of business on the record date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date. If you elect to receive dividends or distributions in cash and the U.S. Postal Service cannot deliver the checks, or if a check remains uncashed for six months or more, the dividends or distributions will be reinvested in shares at the net asset value in affect at the time of reinvestment.

TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; and (ii) Simplified Employee Pensions (SEPs) for sole proprietors, partnerships and corporations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDEND POLICY. It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

TAXATION OF THE FUNDS. Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

TAXATION OF SHAREHOLDERS. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Questions on how distributions will be taxed should be directed to your tax adviser.

Generally, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund's transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on your Share Purchase Application, or on a separate form supplied by the Fund, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the Statement of Additional Information. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

                              FINANCIAL HIGHLIGHTS

The following tables present, for Class A and Class B shares of each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent auditors. It should be read in conjunction with the financial statements and related notes contained in the annual reports to shareholders of the Funds. The annual reports to shareholders may be obtained without charge.

                                     ALPINE U.S. REAL ESTATE EQUITY FUND
                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------
                                                        1999       1998    1997(a)     1996(a)    1995(b)
                                                        ----       ----    -------     -------    -------
A CLASS SHARE
Net assets value beginning of period...................           $ 19.34   $12.49      $11.42    $  9.21
                                                                  -------   ------      ------    -------
Income (loss) from investment operations
Net investment income (loss)...........................              0.08     0.12(c)     0.20       0.18
Net realized and unrealized gain (loss)
     from investment...................................             (4.25)    8.57        1.28       2.03
                                                                  -------   ------      ------    -------
     Total from investment operations..................             (4.17)    8.69        1.48       2.21
                                                                  -------   ------      ------    -------
Less distributions
From Net investment income.............................             (0.15)   (0.26)(c)   (0.20)       -.-
From net realized gain from investments................             (2.68)   (1.58)      (0.21)       -.-
                                                                  -------   ------      ------    -------
     Total distributions...............................             (2.83)   (1.84)      (0.41)       -.-
                                                                  -------   ------      ------    -------
Net assets value end of period.........................           $ 12.34   $19.34      $12.49    $ 11.42
                                                                  =======   ======      ======    =======
TOTAL RETURN (EXCLUDES SALES CHARGES)..................            (24.86)%  78.28%      13.12%     24.00%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................           $ 5,582   $2,778      $  263    $     5
Ratio of expenses to average net assets (f)............              1.95%    1.77%       1.72%      1.78%
Ratio of interest expense to average net assets........              N/A      N/A         0.04%      N/A
Ratio of net investment income (loss) to
     average net assets (f)............................              0.27%    0.90%       1.60%      3.13%
Ratio of expense to average net assets (d).............              N/A      1.76%       N/A        N/A
Ratio of expense to average net assets (e).............              1.97%    2.49%       9.65%    364.74%(f)
Ratio of net investment income (loss) to
     average net assets................................              0.25%    0.88%       1.58%      3.11%(f)
Portfolio Turnover (g).................................               138%     205%        169%       115%

(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.

(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(f)      Annualized.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                     ALPINE U.S. REAL ESTATE EQUITY FUND
                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------
                                                        1999       1998     1997(a)     1996(a)    1995(b)
                                                        ----       ----     -------     -------    -------
B CLASS SHARE
Net assets value beginning of period...................           $ 19.14   $12.41      $11.37     $ 9.19
                                                                  -------   ------      ------     ------
Income (loss) from investment operations
Net investment income (loss)...........................             (0.05)    0.12(c)     0.13       0.05
Net realized and unrealized gain (loss)
     from investment...................................             (4.18)    8.49        1.27       2.13
                                                                  -------   ------      ------     ------
     Total from investment operations..................             (4.23)    8.51        1.40       2.18
                                                                  -------   ------      ------     ------
Less distributions
From Net investment income.............................             (0.11)   (0.20)(c)   (0.15)       -.-
From net realized gain from investments................             (2.68)   (1.58)      (0.21)       -.-
                                                                  -------   ------      ------     ------
     Total distributions...............................             (2.79)   (1.78)      (0.36)       -.-
                                                                  -------   ------      ------     ------
Net assets value end of period.........................           $ 12.12   $19.14      $12.41     $11.37
                                                                  =======   ======      ======     ======
TOTAL RETURN (EXCLUDES SALES CHARGES)..................            (25.43)%  76.87%      12.49%     23.72%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................           $ 6,352   $3,446      $  431     $  160
Ratio of expenses to average net assets................              2.70%    2.52%       2.46%      2.51%(f)
Ratio of interest expense to average net assets........              N/A      N/A         0.04%      N/A
Ratio of net investment income (loss) to
     average net assets (f)............................             (0.42)%   0.12%       1.05%      2.00%
Ratio of expense to average net assets (d).............              N/A      2.51%       N/A        N/A
Ratio of expense to average net assets (e)(f)..........              2.72%    3.24%       6.19%     28.70%
Ratio of net investment income (loss) to
     average net assets................................             (0.44)%   0.10%       1.03%      1.98%(f)
Portfolio Turnover (g).................................               138%     205%        169%       115%

(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from March 7, 1995 (commencement of Class operations) to September 30, 1995.

(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(f)      Annualized.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                        ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                                                                         YEAR ENDED OCTOBER 31,
                                                                         ----------------------
                                                                                                              PERIOD ENDED
                                                                                                              SEPTEMBER 30,
                                                          1999     1998     1997(a)   1996(a)   1995(a)(b)     1995(a)(c)
                                                          ----     ----     -------   -------   ----------     ----------
CLASS A SHARES
Net assets value beginning of period...................          $ 12.94     $12.28    $11.58     $12.12       $11.46
                                                                 -------     ------    ------     ------       ------
Income (loss) from investment operations
Net investment income (loss)...........................            (0.05)      0.06      0.06      (0.01)        0.07
Net realized and unrealized gain (loss)
     from investment...................................             0.01       0.72      0.64      (0.53)        0.59
                                                                 -------     ------    ------     ------       ------
     Total from investment operations..................            (0.04)      0.66      0.70      (0.54)        0.66
                                                                 -------     ------    ------     ------       ------
Net assets value end of year...........................          $ 12.90     $12.94    $12.28     $11.58        12,12
                                                                 =======     ======    ======     ======       ======
TOTAL RETURN (EXCLUDES SALES CHARGES)..................            (0.31)%     5.40%     6.00%     (4.50)%(g)    5.80%(g)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................          $   363     $  336    $  721     $   74       $   66
Ratio of Expenses to average net assets................             2.04%      2.10%     1.79%      1.73%(f)     1.61%(f)
Ratio of interest expense to average net assets........             N/A        0.03%     0.03%      0.03%        0.01%(f)
Ratio of net investment income (loss) to
     average net assets................................            (0.26)%    (0.47)%    0.40%     (1.26)%(f)    0.98%(f)
Ratio of expense to average net
     assets (d)........................................             2.04%      2.19%     2.97%     46.90%       21.59%(f)
Ratio of expense to average net
     assets (e)........................................             N/A        2.10%     N/A        N/A          N/A
Portfolio Turnover (h).................................               82%        44%       25%         1%          28%

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) For the period from February 10, 1995 (commencement of class operations) to September 30, 1995.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f)      Annualized.

(g)      Not annualized.

(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                     ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                                                                  YEAR ENDED OCTOBER 31
                                                                  ---------------------
                                                                                                        PERIOD ENDED
                                                                                                        SEPTEMBER 30,
                                               1999       1998       1997(a)    1996(a)   1995(a)(b)     1995(a)(c)
                                               ----       ----       -------    -------   ----------     ----------
B CLASS SHARE
Net asset value beginning of year ........               $12.69       $12.14     $11.53     $12.08          $11.43
                                                         ------       ------     ------     ------          ------
Income (loss) from investment operations
Net investment income (loss) .............                (0.10)       (0.15)     (0.13)     (0.02)           0.08
Net realized and unrealized gain
       (loss) from investments ...........                (0.02)        0.70       0.74      (0.53)           0.56
Total from investment operations .........                (0.12)        0.55       0.61      (0.55)           0.64
Net asset value end of year ..............                12.57        12.69      12.14      11.53           12.08
TOTAL RETURN (EXCLUDES SALES CHARGES) ....                (0.95)%       4.50%      5.30%     (4.60)%(g)       5.60%(g)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ........               $  246          213        134        100             128
Ratio Expenses to average net assets .....                 2.80%        2.82       2.56       2.44%(f)        2.42%(f)
Ratio of expenses to average net assets ..                 N/A          0.03       0.03       0.03%(f)        0.03%(f)
Ratio of net investment income
       (loss) to average net assets ......                (0.95)       (1.23)%    (1.03)%    (1.98)%(f)      (1.38)%(f)
Ratio of expenses to average net
       assets (d) ........................                 2.80%        2.90%     14.45%     31.39%(f)       82.74%(f)
Ratio of expenses to average net
       assets (e) ........................                 N/A          2.81%      N/A        N/A             N/A
Portfolio Turnover (h) ...................                   82%          44%        25%         1%             28%

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) For the period from February 8,1995 (commencement of class operations) to September 30, 1995

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f)      Annualized.

(g)      Not annualized.

(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       ALPINE REALTY INCOME & GROWTH FUND

                                               YEAR ENDED OCTOBER 31,
                                               ----------------------

                                                        1999
                                                        ----
CLASS A SHARES
Net assets value beginning of period year.......
                                                       ------
Income (loss) from investment Operations........
Net investment income (loss)....................
Net realized and unrealized gain
     (loss) from investments....................
                                                       ------
         Total from investment operations.......
                                                       ======
Less distributions from
Net investment income...........................
In excess of net investment income..............
From net realized gain from investments.........
                                                       ------
Total distributions.............................
                                                       ------
Net asset value end of period...................
                                                       ======
TOTAL RETURN (EXCLUDES SALES CHARGES)...........
ANNUALIZED RATIOS/Supplementary Data:
Net Assets at end of period (000)...............
Ratio of expenses to average net assets.........
Ratio of interest expense to average net
     assets.....................................
Ratio of net investment income (loss)
     to average net assets......................
Ratio of expenses to average net assets (a).....
Ratio of expenses to average net assets (b).....
Ratio of net investment income (loss) to
     average net assets (b).....................
Portfolio Turnover (c)..........................

(a) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       ALPINE REALTY INCOME & GROWTH FUND
                                               YEAR ENDED OCTOBER 31,
                                               ----------------------

                                                        1999
                                                        ----
CLASS B SHARES
Net assets value beginning of period year.......
                                                       ------
Income (loss) from investment Operations........
Net investment income (loss)....................
Net realized and unrealized gain
     (loss) from investments....................
                                                       ------
         Total from investment operations.......
                                                       ======
Less distributions from
Net investment income...........................
In excess of net investment income..............
From net realized gain from investments.........
                                                       ------
Total distributions.............................
                                                       ------
Net asset value end of period...................
                                                       ======
TOTAL RETURN (EXCLUDES SALES CHARGES)...........
ANNUALIZED RATIOS/Supplementary Data:
Net Assets at end of period (000)...............
Ratio of expenses to average net assets.........
Ratio of interest expense to average net
     assets.....................................
Ratio of net investment income (loss)
     to average net assets......................
Ratio of expenses to average net assets (a).....
Ratio of expenses to average net assets (b).....
Ratio of net investment income (loss) to
     average net assets (b).....................
Portfolio Turnover (c)..........................

(a) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                             ADDITIONAL INFORMATION

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.



                               INVESTMENT ADVISER

                        ALPINE MANAGEMENT & RESEARCH, LLC
                        122 East 42nd Street, 37th Floor
                            New York, New York 10168

                                    CUSTODIAN

                        INVESTORS FIDUCIARY TRUST COMPANY
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105

                                TRANSFER AGENT &
                            DIVIDEND DISBURSING AGENT

                            BISYS FUND SERVICES, INC.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                  LEGAL COUNSEL

                            SCHULTE ROTH & ZABEL LLP
                                900 Third Avenue
                            New York, New York 10022

                         INDEPENDENT PUBLIC ACCOUNTANTS

                           PRICEWATERHOUSECOOPERS LLP
                              100 East Broad Street
                              Columbus, Ohio 43219

                                   DISTRIBUTOR

                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                3435 Stelzer Road
                              Columbus, Ohio 43219

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in each Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:

BY TELEPHONE - 1-888-785-5578

BY MAIL - Alpine Real Estate Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

FROM THE SEC - Free text only versions of the annual report, semi-annual report and the SAI are available on the SEC's Internet web- site, http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File Number 811-05684.

                       STATEMENT OF ADDITIONAL INFORMATION
                             ______________ __, 2000

                               ALPINE EQUITY TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                  888-785-5578

Alpine U.S. Real Estate Equity Fund ("U.S. Fund")
Alpine International Real Estate Equity Fund ("International Fund") Alpine Realty Income and Growth Fund ("Income and Growth Fund")

         This Statement of Additional Information pertains to all classes of shares of Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income and Growth Fund (collectively, the "Funds"). The Funds are separate series of Alpine Equity Trust (the "Trust"). Shares of the Funds are offered through two separate Prospectuses: one offering Class A and Class B shares of the each of the Funds; and one offering Class Y shares of each of the Funds. Copies of the Prospectuses may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This Statement of Additional Information should be read in conjunction with the applicable Prospectus.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS.................................3
SPECIAL INVESTMENT TECHNIQUES.................................................14
INVESTMENT RESTRICTIONS.......................................................17
CERTAIN RISK CONSIDERATIONS...................................................22
MANAGEMENT....................................................................22
TRUSTEES COMPENSATION TABLE...................................................24
INVESTMENT ADVISER............................................................28
DISTRIBUTION PLANS............................................................31
ALLOCATION OF BROKERAGE.......................................................33
ADDITIONAL TAX INFORMATION....................................................34
NET ASSET VALUE...............................................................37
PURCHASE OF SHARES............................................................39
HISTORY OF THE FUNDS AND GENERAL INFORMATION..................................48
PERFORMANCE INFORMATION.......................................................50
FINANCIAL STATEMENTS..........................................................52
APPENDIX "A" DESCRIPTION OF BOND RATINGS......................................53
APPENDIX "B" FUTURES AND OPTIONS..............................................59

                 DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS

                  The investment objective of each Fund and a description of the principal investment strategies of each Fund is set forth under "ABOUT THE FUNDS" and "PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS" in the Prospectuses. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                  Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of each Fund.

TYPES OF INVESTMENTS

Equity Securities

                  Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

                  Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

                  Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

                  Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

                  Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets ("foreign securities"). To the extent that foreign securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Funds' net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

                  The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

                  American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

                  The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. Fixed income securities may include:

                  o   bonds, notes and debentures issued by corporations;

                  o debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities");

                  o   municipal securities;

                  o   mortgage-backed and asset-backed securities;

                  o debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

                  The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") have received a rating from S&P or Moody's of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. Each Fund may invest up to 15% of the value of its total assets in non-investment grade debt securities. However, the Funds may not invest in debt securities rated below Ccc by S&P or Caa by Moody's (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Funds.

Sovereign Debt Obligations

                  Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of Other Investment Companies

                  Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act"). Shareholders of a Fund that holds shares of investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Funds.

                  Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Funds may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Mortgage-Backed Securities

                  Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and interests in real estate mortgage investment conduits ("REMICs"). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have the same characteristics as CMOs.

                  Each Fund may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

                  Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

                  Each Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under the "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Strategic Investments

Foreign Currency Transactions; Currency Risks

                  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

                  Each Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

                  The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency.

                  Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

                  It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

                  The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by The Fund would represent more than 5% of the Fund's net assets.

                  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

                  A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

                  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

                  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

                  By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

                  A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

                  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

                  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

                  The Trust's Board of Trustees (the "Trustees") has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A (the "Rule") is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

                  (i)   the frequency of trades and quotes for the security;

                  (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

                  (iii) dealer undertakings to make a market in the security;
                        and

                  (iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

                  These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

                  The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

                  For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or the corresponding rating by Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

                  o    Government Securities;

                  o    commercial paper;

                  o certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

                  o    repurchase agreements for U.S. Government Securities;

                  o short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and

                  o    repurchase agreements.

                  Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

                  The Funds' custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

                  The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash and involve risks similar to those discussed under "Borrowing" below. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

                  When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

                  Each of the Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. The Fund selling short must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets.

                  The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

                  The Funds may also effect short sales "against the box" to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

                  Each Fund may borrow money for investment purposes (which is a practice known as "leverage"). Leveraging creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrower funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

                          SPECIAL INVESTMENT TECHNIQUES

                  Each Fund may engage in transactions in options and futures contracts and options on futures contracts. These instruments derive their performance, at least in part, from the performance of an underlying asset or index. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Regulatory Matters

                  The Funds will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

Options on Securities - Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes.

Options on Securities Indices - Each Fund may purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.

Each Fund may invest up to 10% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may not write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its assets.

Risks of Options on Stock Indices

                  The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

                  The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

                  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Funds will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

                  Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Instead, the Funds will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Funds may be required to make during the term of the contracts to their broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Funds, the price of the underlying stock index declined, thereby making the Funds' position less valuable. In all instances involving the purchase of stock index futures contracts by the Funds, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds' custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Funds may elect to close their position by taking an opposite position which will operate to terminate their position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix ("Futures and Options").

                  Where futures are purchased to hedge against a possible increase in the price of a security before the Funds are able to fashion their program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Funds, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Funds would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Funds have insufficient available cash, they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

                  Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectuses, "a majority of the outstanding voting securities of a Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.       Diversification

         U.S. Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the U.S. Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

         International Fund

                  With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

         Income and Growth Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the Income and Growth Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

2.       Investment for Purposes of Control or Management

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not invest in companies for the purpose of exercising control or management.

3.       Purchase of Securities on Margin

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.       Underwriting

         U.S. Fund

                  The U.S. Fund may not engage in the business of underwriting securities of other issuers.

         International Fund

                  The International Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

         Income and Growth Fund

                  The Income and Growth Fund may not engage in the business of underwriting securities of other issuers.

5.       Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs

                  The Funds may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.       Concentration in Any One Industry

                  Each Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

7.       Short Sales

                  Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable.

8.       Lending of Funds and Securities

                  The Funds may not make loans of money or securities, except to the extent that the Funds may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees.

                  The Funds may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Commodities

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the

Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

         International Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

         Income and Growth Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

10.      Real Estate

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

         International Fund

                  The International Fund may not purchase or invest in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

         Income and Growth Fund

                  The Income and Growth Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

11.      Borrowing, Senior Securities, Reverse Repurchase Agreements

                  The Funds may not issue senior securities as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured in each case at the time of borrowing).

12.      Joint Trading

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13.      Pledging Assets

                  The Funds may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices

14.      Investing in Securities of Other Investment Companies

                  The U.S. Fund*, the International Fund* and the Income and Growth Fund* will each limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company and will invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets.

15.      Illiquid Securities.

                  Each Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.*

16.      Options.*

                  The Funds may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as discussed elsewhere in this Statement of Additional Information.*

17.      Futures Contracts.*

                  The Funds may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

                  Except as otherwise stated in this Statement of Additional Information or in the Prospectuses, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

                  For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                           CERTAIN RISK CONSIDERATIONS

                  There can be no assurance that a Fund will achieve its investment objective and an investment in the Funds involves certain risks which are described under "ABOUT THE FUNDS-Main Risks" and "PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS-Investment Risks" in the Funds' Prospectuses.

                  The Income and Growth Fund is a non-diversified fund within the meaning of the 1940 Act. Its portfolio may be less diversified than the portfolios of investment companies which are diversified as defined by the 1940 Act. While the U.S. Fund and International Fund are diversified within the meaning of the 1940 Act, each of the Funds concentrates its investments in the securities of companies engaged principally in the real estate industry. Investors should understand that investment in the Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industries and investment alternatives.


                                   MANAGEMENT

                  The Trustees and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

                  Laurence B. Ashkin (70), 180 East Pearson Street, Chicago, IL
- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

                  Foster Bam (71), Greenwich Plaza, Greenwich, CT - Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

                  H. Guy Leibler (45), 25 Cowdry Park Drive, Greenwich, CT - Trustee. Chairman and President of Pailatus, a news media company (since January
1997); Director and Chairman of White Plains Hospital Center (since April 1988); Advisor to Sony/Loews Theaters, an entertainment company (July 1995 to March
1997); President of Sony Plaza, Inc., a consumer electronics, music and film company (January 1993 to June 1995); and President and Chief Executive Officer of Schulman Realty.

                  Samuel A. Lieber* (43), 122 East 42nd Street, New York, New York - Trustee and President. Member of Alpine Management & Research, LLC since November 1997. Formerly, Portfolio Manager, Evergreen Asset Management Corp. ("EAM") (1985-1997).

                  * Trustee who is deemed to be an "interested person" of the Trust, as such term is defined by the 1940 Act.

                  Robert W. Gadsen (43), 122 East 42nd Street, New York, New York - Secretary. Employee of Alpine Management & Research, LLC since September 1999. Formerly, Real Estate Analyst, Prudential Insurance Company (1990-1999).

                  Georgette L. Horton (33), BISYS Fund Services, Inc. 90 Park Avenue, 10th floor, New York, New York - Vice President. From October 1996 to present, Vice President, BISYS Fund Services, Inc.; for the three years prior, Assistant Vice President, PaineWebber.

                  Gary R. Tenkman (33), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 - Treasurer. From April 1998 to present, Director, Financial Services, BISYS Fund Services, Inc.; prior to joining BISYS, Mr. Tenkman was Audit Manager, Investment Management Services Group, Ernst & Young LLP.

                  Alaina V. Metz (32), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 - Assistant Secretary. From June 1995 to present, Chief Administrator, Administration and Regulatory Services, BISYS Fund Services, Inc.; from May 1989 to June 1995, Supervisor, Mutual Fund Legal Department, Alliance Capital Management.

                  The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or distributor (or any affiliated company of the Adviser or distributor) in the amount of $5,000. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

                  Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the twelve month period ended September 30, 1999.

                           TRUSTEES COMPENSATION TABLE

                   TRUSTEE                   COMPENSATION FROM TRUST
     ----------------------------------------------------------------------
     Laurence B. Ashkin                               $[_____]
     ----------------------------------------------------------------------

     H. Guy Leibler                                   $[_____]
     ----------------------------------------------------------------------

     Foster Bam                                       $[_____]
     ----------------------------------------------------------------------

     Samuel A. Lieber                                    0
     ----------------------------------------------------------------------

                  As of November 19, 1999, Samuel A. Lieber owned 6.36% of the U.S. Fund's Class Y shares, 6.77% of the International Fund's Class Y Shares and 12.76% of the Income & Growth Fund's Class Y shares, and all other officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

                  Set forth below is information with respect to each person, who, to the Trust's knowledge, owned beneficially or of record more than 5% of any class of a Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of November 19, 1999.


NAME AND ADDRESS                            NAME OF FUND/CLASS        NUMBER OF SHARES   % OF CLASS/FUND
Stephen A. Lieber                             U.S. Fund / Y              268,253.787         17.094
1210 Greacon Point Rd.
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     U.S. Fund / Y              307,181.027         19.574
Special Custody Account for Benefit of
Customers
Reinvest Account
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation                          U.S. Fund / Y              173,666.539         11.066
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

Samuel A. Lieber                              U.S. Fund / Y               99,739.134          6.356
2 Beach Avenue
Larchmont, NY  10538-4005

Constance E. Lieber                           U.S. Fund / Y               92,061.019          5.866
1210 Greacen Point Rd
Mamaroneck, NY  10543-4613


NAME AND ADDRESS                            NAME OF FUND/CLASS        NUMBER OF SHARES   % OF CLASS/FUND
PaineWebber FBO                               U.S. Fund / A               11,425.479          6.286
The Felvis Foundation
2413 Maconda
Houston, TX  77027-4009

Jack Watson                                   U.S. Fund / A               27,152.832         15.083
and Linda Watson
TRST JACK & LINDA WATSON CHARITABLE TR
DTD 03 26 92
11595 N Meridian St Apt 250
Carmel IN 46032

MLPF&S for the sole benefit                   U.S. Fund / B               32,926.512         11.854
Of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd
Jacksonville, FL  32246-6484

MLPF&S for the sole benefit of its Customers  U.S. Fund / C                7,964.074         11.176
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd
Jacksonville, FL  32246-6484

Stephen A. Lieber                             International              941,412.861         37.954
1210 Greacon Point Rd.                        Fund / Y
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     International              191,110.028          7.705
Special Custody Account for the Exclusive     Fund / Y
Benefit of Customers
Reinvest Account Mut Fds Dept
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation                          International              171,706.785          6.923
1210 Greacen Point Rd.                        Fund / Y
Mamaroneck, NY  10543-4693

Samuel A. Lieber                              International              167,933.332          6.770
2 Beach Ave.                                  Fund / Y
Larchmont, NY  10538-4005


NAME AND ADDRESS                            NAME OF FUND/CLASS        NUMBER OF SHARES   % OF CLASS/FUND
Charles Schwab & Co. Inc.                     International                5,881.017         25.188
Special Custody Account for the Exclusive     Fund / A
Benefit of Customers
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA  94104-4122

Fifth Third Bank Ttee Agt.                    International                2,894.356         12.396
FBO Ben C. Kaufmann                           Fund / A
A/C 38-0-6202337
U/A DTD 5/11/95
P.O. Box 630074
Cincinnati, OH  45263

First Union Natl Bank IN                      International                1,690.238          7.239
Deborah R. Shore IRA                          Fund / A
5706 Cricket Place
McLean, VA  22101

First Union Natl Bank IN                      International                1,663.182          7.123
Harris T. Shore IRA                           Fund / A
5706 Cricket Place
McLean, VA  22101

US Clearing Corp                              International                3,376.097         14.460
FBO 396-98523-12                              Fund / A
26 Broadway
New York, NY  10004-1798

MLPF&S for the sole benefit                   International                1,400.000          9.050
Of its Customers                              Fund / B
Attn:  Fund Administration
4800 Deer Lake Dr. E. 3rd Floor
Jacksonville, FL  32246-6484

Donaldson Lufkin Jenrette                     International                3,357.958         21.706
Securities Corporation Inc.                   Fund / B
P.O. Box 2052
Jersey City, NJ  07303-9998

First Union Natl Bank                         International                1,166.495          7.540
Cust John M Reed IRA                          Fund / B
9501 Chatterleigh Dr.
Richmond, VA 23233


NAME AND ADDRESS                            NAME OF FUND/CLASS        NUMBER OF SHARES   % OF CLASS/FUND
Donaldson Lufkin Jenrette Sec Corp            International                1,612.274         10.422
Securities Corporation Inc.                   Fund / B
P.O. Box 2052
Jersey City, NJ  07303-2052

NFSC FEBO #OKS-628913                         International                1,212.611          7.838
NFSC/FMTC IRA Rollover                        Fund / B
FBO Theodore C. Fleming
1007 Sierra Vista Ct.
Burleson, TX  76028-4061

NFSC FEBO ONC 873667                          International                  801.282          5.180
John Delee                                    Fund / B
708 Long View Ave.
White Plains, NY  10605

Advanced Clearing FBO 4520003671              International                2,421.308         45.890
PO Box 2226                                   Fund / C
Omaha NE 68103-2226

Donaldson Lufkin Jenrette                     International                  716.332         13.576
Securities Corporation Inc.                   Fund / C
P.O. Box 2052
Jersey City, NJ  07303-9998

Peter J. Haigh                                International                1,552.795         29.430
Ann Haigh JTWROS                              Fund / C
310 S. Highland Ave.
Pittsburgh, PA  15206-4232

NFSC FEBO ONC 697583                          International                  376.506          7.136
Peter J. Healey                               Fund / C
154 Sanford Ln
Stamford, CT  06905

Stephen A. Lieber                             Income Fund / Y             49,513.510         12.762
1210 Greacen Point Rd
Mamaroneck

Samuel A. Lieber                              Income Fund / Y             49,513.510         12.762
2 Beach Ave.
Larchmont, NY  10538-4005


NAME AND ADDRESS                            NAME OF FUND/CLASS        NUMBER OF SHARES   % OF CLASS/FUND
Samuel A. Lieber                              Income Fund / Y             49,513.510          12.762
Janice Ruth Lieber Trust
1210 Greacen Point Rd..
Mamaroneck, NY  10543-4613

Balsa & Co.                                   Income Fund / Y            153,008.498          39.437
P.O. Box 1768 Grand Central Station
New York, NY  10163

BISYS Fund Services Ohio Inc.                 Income Fund / A                103.838         100.000
3435 Stelzer Rd
Columbus, OH  43219

BISYS Fund Services Ohio Inc.                 Income Fund / B                103.643         100.000
3435 Stelzer Rd
Columbus, OH  43219

                  As a result of his direct and beneficial ownership of 37.955% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund on November 19, 1999, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of their direct and beneficial ownership of 29.430% of the outstanding Class C shares of Alpine International Real Estate Equity Fund on November 19, 1999, Peter J. Haigh & Ann Haigh may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 39.437% of the outstanding Class Y shares of Alpine Realty Income & Growth Fund on November 19, 1999, Balsa & Co. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 100.00% of the outstanding Class A and Class B shares of Alpine Realty Income & Growth Fund on November 19, 1999, BISYS Fund Services Ohio Inc. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                               INVESTMENT ADVISER

                  The management of each Fund is supervised by the Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to Investment Advisory Agreements entered into with the Trust (the "Advisory Agreements").

                  The Adviser, located at 122 East 42nd Street, New York, New York 10168, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber was previously associated with EAM, the former investment adviser of the U.S. Fund and the International Fund, and was primarily responsible for investment advisory services provided to those Funds.

                  Under the Advisory Agreements, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

                  The method of computing the investment advisory fee for each Fund is described in the Prospectuses. The advisory fees paid by the Funds to EAM and the Adviser for the three most recent fiscal periods were as follows:

U.S. FUND                     YEAR ENDED              YEAR ENDED             YEAR ENDED
                                9/30/99                 9/30/98                9/30/97

Advisory Fee                    $[_____]                $404,095               $156,812
Waiver                             [___]                       0              ( 106,421)
                           ------------------      ------------------     ------------------
Net Advisory Fee                $[_____]                $404,095                $50,391
                           ==================      ==================     ==================
Expense Reimbursement
                                $[_____]                  $5,994                $10,294
                           ------------------      ------------------     ------------------



INTERNATIONAL FUND            YEAR ENDED              YEAR ENDED              YEAR ENDED
                               10/31/99                10/31/98                 10/31/97

Advisory Fee                    $[_____]                $379,071               $410,740
Waiver                             [___]                       0                (33,874)
                           ------------------      ------------------     ------------------
Net Advisory Fee                $[_____]                $379,071               $376,866
                           ==================      ==================     ==================

Expense Reimbursement                 $0                      $0                     $0
-------------------------- ------------------      ------------------     ------------------

INCOME & GROWTH FUND          YEAR ENDED
                               10/31/99

Advisory Fee                    $[_____]
Waiver                             [___]
                           ------------------
Net Advisory Fee                $[_____]
                           ==================

Expense Reimbursement                $0
-------------------------- ------------------

                  Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of the Fund's outstanding shares, or by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreements provide that they will automatically terminate in the event of their assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

                  The U.S. Fund's and the International Fund's Advisory Agreements became effective on February 17, 1998 and have initial terms of two years. The agreements were approved by the persons then serving as Trustees, including a majority of the Trustees who were not "interested persons" of the Trust, as defined by the 1940 Act ("Independent Trustees"), on December 17, 1998 and were approved by shareholders of each Fund at a meeting held on February 17, 1998. The Income and Growth Fund's Investment Advisory Agreement also has an initial term of two years and was approved by the Trustees, including a majority of the Independent Trustees, on April 13, 1998. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

                  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

                  The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund or between a Fund and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

                               DISTRIBUTION PLANS

                  Each Fund has entered into a distribution agreement with BISYS Fund Services Limited Partnership (the "Distributor"), pursuant to which the Distributor has been retained to distribute shares of the Funds.

                  Reference is made to "DISTRIBUTION ARRANGEMENTS" in the Prospectus for the Class A and Class B shares of the Funds for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A and Class B shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are similar to those of the front-end sales charge and distribution fee with respect to the Class A shares in that the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

                  Under the Rule 12b-1 Distribution Plans that have been adopted by the Funds with respect to their Class A and Class B shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

                  The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor or to brokers and financial intermediaries; the Distributor may in turn pay part or all of such amounts received to brokers or other persons for their distribution assistance.

                  The U.S. Fund and International Fund commenced offering Class A and Class B shares on January 3, 1995. The Plan with respect to these Funds became effective on December 30, 1994, and was initially approved by the sole shareholder of each class of shares of these Funds with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting called for that purpose and held on December 13, 1994.

                  The Income and Growth Fund commenced offering Class A and Class B shares on December 29, 1998. The Plan with respect to the Income and Growth Fund was initially approved and adopted by the unanimous vote of the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting called for that purpose and held on April 13, 1998.

                  The Distribution Agreement between the Funds and the Distributor, pursuant to which distribution fees are paid under the Plan by each Fund with respect to its Class A and Class B shares was approved at the April 13, 1998 meeting by the unanimous vote of the Trustees, including a majority of the Independent Trustees.

                  Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class, and, in either case, by a majority of the Independent Trustees.

                  The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A and Class B. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A and Class B shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A and Class B shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A and Class B shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A and Class B shares.

                  In the event that a Plan or Distribution Agreement of a Fund is terminated or not continued with respect to one or more classes of a Fund,
(i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

                  All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

                  The International Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A and Class B shares of $[____] and $[____], respectively, for the fiscal year ended October 31, 1999.

                  The U.S. Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A and Class B shares of $[____] and $[____], respectively, for the fiscal year ended September 30, 1999.

                  The Income and Growth Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A and Class B shares of $[______] and $[______], respectively, for the fiscal year ended October 31, 1999.

                             ALLOCATION OF BROKERAGE

                  Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the U.S. Fund and Income and Growth Fund will occur on domestic stock exchanges. A substantial portion of the transactions in equity securities for the International Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

                  It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

                  The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds' policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Trust believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Funds and the

Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

                  In seeking to implement the Funds' policies, the Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Funds directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.


                           ADDITIONAL TAX INFORMATION
       (See also "Dividends, Distributions and Taxes" in the Prospectuses)

                  Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                  Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

                  Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

                  Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders which receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

                  Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

                  Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                  All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

                  Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

                  Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

                  Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

                  Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

                  Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such "pass through" of foreign tax credits.

                  Each Fund may invest in equity interests of certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at each Fund's taxable year end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its investments in equity interests in "passive foreign investment companies" to ensure its ability to comply with these distribution requirements.

                                 NET ASSET VALUE

                  The following information supplements that set forth in the Funds' Prospectuses in the Section entitled "HOW TO BUY SHARES - How the Funds Value Their Shares".

                  The public offering price of shares of each class of each Fund is net asset value per share, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "HOW TO BUY SHARES - Class A Shares - Front-End Sales Charge Alternative." The net asset value per share of each class of shares of each Fund is separately computed. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset values of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available or if market quotations are not readily available, securities will be valued at fair value determined in good faith by the Board of Trustees.

                  The respective per share net asset values of each class of a Fund's shares may not be the same. The per share net asset values of the Class B shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B shares relating to distribution services fees and the fact that Class Y shares bear no distribution or shareholder service related fees. While it is expected that, in the event each class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the classes, there is no assurance that this will be the case. In the event one or more classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such class or classes will remain lower than that of classes that incurred lower expenses for the period.

                  To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

                               PURCHASE OF SHARES

                  The following information supplements that set forth in the Funds' Prospectuses under the heading "How To Buy Shares".

General

                  Class Y shares of the Funds are offered on a continuous basis by the Distributor at a price equal to their net asset value without any front-end, level load or contingent sales charges. Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus, in the case of Class A shares, an initial sales charge at the time of purchase (the "front-end sales charge alternative"), and in the case of Class B shares with a contingent deferred sales charge (the "deferred sales charge alternative"), as described below. Class A and Class B shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. Investors may purchase Class Y shares of the Funds at net asset value by mail or wire as described in the Prospectus for Class Y shares.

                  In addition, each Fund has authorized one or more brokers to accept on a Fund's behalf purchase and redemption orders of Class A and Class Y shares ("authorized brokers"). Such authorized brokers may designate other intermediaries to accept purchase and redemption orders of Class A and Class Y shares on each Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                  The minimum initial investment in each Fund is $1,000; there is no minimum for subsequent investments. Investors may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A and Class B shares.

                  Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A broker may impose transaction fees on the purchase and/or sale of Fund shares. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

                  Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

                  The Funds each issue three classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; and (iii) Class Y shares, which are offered without any front-end, deferred or level load sales charge. The classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Class A and Class B shares are subject to a Rule 12b-1 distribution fee,
(ii) Class A shares bear the expense of the front-end sales charge and Class B shares bear the expense of the deferred sales charge, (iii) Class B shares bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and may also incur higher transfer agency costs,
(iv) each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee, if any, is paid which relates to that class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A and Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by class, and (v) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

                  With respect to Class A and Class B shares, the alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order for Class B shares (except orders for Class B shares from certain retirement plans) for more than $2,500,000.

                  Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

                  Other investors might determine, however, that it would be more advantageous to purchase Class B shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by the Funds would have to hold his or her investment approximately six years for the Class B distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

                  With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

                  The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for the Class A and Class B shares of the Funds.

                  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

                  Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                                                            NET                PER SHARE         OFFERING PRICE PER
                                      DATE              ASSET VALUE           SALES CHARGE             SHARE
U.S. FUND                           9/30/99              $[____]                4.75%                $[____]

INTERNATIONAL FUND                  10/31/99             $[____]                4.75%                $[____]

                  Prior to January 3, 1995, shares of the Funds were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

                  With respect to the U.S. Fund, the following commissions were paid to and amounts retained by the Distributor for the three fiscal years ended September 30, 1999:

                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
U.S. FUND                        9/30/99            9/30/98           9/30/97
Commissions Received              $[_____]           $140,000           $98,931
Commissions Retained              $[_____]           $102,000           $12,004

                  With respect to the International Fund, the following commissions were paid to and amounts were retained by the Distributor for the three fiscal years ended October 31, 1999:

                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
INTERNATIONAL FUND               10/31/99           10/31/98          10/31/97
Commissions Received              $[_____]                 $0           $79,763
Commissions Retained              $[_____]                 $0            $3,658

                  With respect to the Income and Growth Fund, the following commissions were paid to and amounts were retained by the Distributor for the Fund's first fiscal year ended October 31, 1999:

                                 YEAR ENDED
INTERNATIONAL FUND               10/31/99
Commissions Received              $[_____]
Commissions Retained              $[_____]

                  Investors choosing the front-end sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

                  Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of Class A shares of two or three Funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares purchased at the same time through a single selected dealer or agent of any Alpine Fund. Currently, the Alpine mutual funds include:

                           Alpine U.S. Real Estate Equity Fund
                           Alpine International Real Estate Equity Fund
                           Alpine Realty Income and Growth Fund

                  Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)      the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor (regardless of class) and (b) all such shares of the other Funds held by the investor; and

                  (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

                  For example, if an investor owned Class A or Class B shares of the U.S. Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the International Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

                  To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

                  Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A and Class B shares) of the Funds. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A or Class B shares of the Funds made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

                  Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund and shares of the other Fund, to qualify for the 3.75% sales charge applicable to purchases in the Funds on the total amount being invested (the sales charge applicable to an investment of $100,000).

                  The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

                  Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

                  Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Adviser may pay compensation to organizations providing administrative and record keeping services to plans which make shares of the Funds available to their participants.

                  Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

                  Sales at Net Asset Value. As described in the Prospectus, each Fund may sell Class A shares at net asset value, without any sales charge, to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services.

Deferred Sales Charge Alternative--Class B Shares

                  Investors choosing the deferred sales charge alternative may purchase Class B shares at the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

                  Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee paid to the Distributor by each Fund with respect to Class B shares enables Class B shares to be sold without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares.

                  Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the percentage rates set forth in the Prospectus. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares purchased through reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                  In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired through to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

                  To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares through dividend reinvestment. If during the second year after purchase the investor redeems 50 Class B shares, 10 of the shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate for shares redeemed in the second year after purchase for a contingent deferred sales charge of $16).

                  The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

                  Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee imposed on Class B shares. The conversion will be effected on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

                  For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

                  The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class Y Shares

                  Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                  HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

                  The Funds are each separate series of Alpine Equity Trust formerly Evergreen Global Equity Trust, a Massachusetts business trust organized in 1988. The Trust is governed by its Board of Trustees. The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. The outstanding shares of the Funds consist of Class A, B and Y shares of each of the Funds, and Class C shares of the U.S. Fund and the International Fund. Each share of each class of a Fund's shares is entitled to one vote on all matters as to which shares of such class are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

                  On February 17, 1998, in connection with the acquisition of certain of the assets of EAM that relate to the management of the Funds by the Adviser, the names of the Trust, the U.S. Fund and International Fund were changed from Evergreen Global Equity Trust, Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund.

                  Under the Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

                  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

                  The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

                  In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

                  Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

                  Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declaration of Trust provides that no shareholder will be personally liable for the obligation of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Trust.

Distributor

                  The Distributor, BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of the BISYS Group, Inc., located at 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter. It has entered into agreements with brokerage firms to act as dealers in connection with sales of shares of the Funds and may solicit orders from the public to purchase shares of the Funds. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

                  BISYS Fund Services Ohio, Inc. provides administration services to the Funds. These services include: assisting in the supervision of all aspects of the operation of the Funds (except those performed by the Adviser, the custodian, the transfer agent or the Fund accounting agent); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. The Funds each pay a fee computed at the annual rate of [ ]% of the Funds average daily net assets for administration services provided by BISYS Fund Services Ohio, Inc. and for transfer agent and fund accounting services provided by BISYS Fund Services, Inc.

Counsel

                  Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York, serves as counsel to the Trust.

Independent Auditors

                  PricewaterhouseCoopers LLP has been selected to be the independent auditors of the Funds.

Custodian

                  Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, acts as each Fund's custodian.

Transfer Agent and Fund Accounting Agent

                  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as each Fund's transfer agent and dividend-disbursing agent. It also provides accounting services to the Fund.

                             PERFORMANCE INFORMATION

Total Return

                  From time to time each Fund may advertise its "total return". Computed separately for each class, a Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). A Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

                  The shares of the Funds outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the tables below is the average annual compounded total return for each class of shares being offered by the Funds (including applicable sales charges) for the one and five year fiscal periods (to the extent the class has existed for such periods) ended September 30, 1999 for the U.S. Fund and through October 31, 1999 for the International Fund and the Income & Growth Fund, and from inception through such dates.

U.S. Fund:

     -------------------------------------------------------------------------------------------
                       ONE YEAR      FIVE YEARS      SINCE INCEPTION         INCEPTION DATE
     -------------------------------------------------------------------------------------------
      Class A           [____]%        [____]%            [____]%             Feb. 10, 1995
     -------------------------------------------------------------------------------------------
      Class B           [____]%        [____]%            [____]%             Mar. 7, 1995
     -------------------------------------------------------------------------------------------
      Class Y           [____]%        [____]%            [____]%             Sept. 3, 1993
     -------------------------------------------------------------------------------------------

International Fund:

     -------------------------------------------------------------------------------------------------------------
                         ONE YEAR       FIVE YEARS       TEN YEARS      SINCE INCEPTION        INCEPTION DATE
     -------------------------------------------------------------------------------------------------------------
      Class A           [____]%         [____]%             N/A            [____]%              Feb. 10, 1995
     -------------------------------------------------------------------------------------------------------------
      Class B           [____]%         [____]%             N/A            [____]%               Feb. 8, 1995
     -------------------------------------------------------------------------------------------------------------
      Class Y           [____]%         [____]%          [____]%           [____]%               Feb. 1, 1989
     -------------------------------------------------------------------------------------------------------------

Income and Growth Fund

     ---------------------------------------------------------------------------
                         ONE YEAR      SINCE INCEPTION       INCEPTION DATE
     ---------------------------------------------------------------------------
      Class A            [____]%           [____]%            Dec. 29, 1998
     ---------------------------------------------------------------------------
      Class B            [____]%           [____]%            Dec. 29, 1998
     ---------------------------------------------------------------------------
      Class Y            [____]%           [____]%            Dec. 29, 1998
     ---------------------------------------------------------------------------

                  A Fund's quotations of total return reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                                P (1 + T)n = ERV

where "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any agreement by the Adviser to waive its fees or to absorb certain expenses of a Fund. Quotations of total return will be for one year, five year and ten year periods ended on the date of the most recent balance sheet included in the Trust's registration statement at such times as the registration statement has been in effect for such periods. Until such time as the registration statement has been effective for the one year, five year and ten year periods, a Fund's quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or the time period since the commencement of operations, whichever period begins later. The Funds may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of a Fund over the entire period for which the quotation is given.

                  A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

                  In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

                  From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

                  All shareholder inquiries may be directed to the shareholder's broker, or may be directed to the Funds at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

                  The Funds' financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent auditors appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"

DESCRIPTION OF BOND RATINGS

                  Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                  2. Nature of and provisions of the obligation.

                  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

                  AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

                  BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

                  D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

                  Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                  Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

                  Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

                  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

                  o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

                  o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

                  o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  o    SP-2 Satisfactory capacity to pay principal and interest.

                  o    SP-3 Speculative capacity to pay principal and interest.

                  Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

                  o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

                  Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

                  Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

                  Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification.

Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

                  Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                  APPENDIX "B"

                               FUTURES AND OPTIONS

                  The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

                  An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

                  Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

                  Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

                  An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

                  Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

                  Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

                  Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

OPTIONS ON STOCK INDICES

                  In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

                  The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME
SECURITIES AND STOCK INDICES

                  A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

                  The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

                  A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

                  Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

                  A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

                  An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

                  A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

                  An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                               ALPINE EQUITY TRUST
                           PART C - OTHER INFORMATION


         ITEM 23.          EXHIBITS

         Number            Description

         1(A)              Declaration of Trust*
         1(B)              Certificate of Amendment to Declaration of Trust*
         1(C)              Certificate of Designation, dated April 13, 1998 (establishing new series) *
         2(A)              By-Laws*
         2(B)              Amendment to By-Laws, adopted September 28, 1998*
         3                 None
         4                 Instruments Defining Rights of Shareholders*
         5                 Investment Advisory Agreement, as amended April 13, 1998*
         6                 Distribution Agreement*
         7                 None
         8                 Form of Custodian Agreement*
         9(A)              Management and Administration Agreement*
         9(B)              Transfer Agency Agreement*
         9(C)              Fund Accounting Agreement*
         9(D)              Omnibus Fee Agreement*
         10                Opinion of Counsel*
         11                Consent of PricewaterhouseCoopers LLP, independent accountants*
         12                None
         13                None
         14                None
         15                Rule 12b-1 Distribution Plans*
         15(A)             Distribution Plan for Alpine U.S. Real Estate Equity Fund*
         15(B)             Distribution Plan for Alpine International Real Estate Equity Fund*
         15(C)             Form of Distribution Plan for Alpine Realty Income and Growth Fund*
         16                Not applicable
         17                Financial Data Schedules*
         18                Multiple Class Plan*



--------------------------
*    Incorporated by reference to Registrant's previous filings on Form N-1A.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  As a result of his direct and beneficial ownership of 37.955% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund on November 19, 1999, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of their direct and beneficial ownership of 29.430% of the outstanding Class C shares of Alpine International Real Estate Equity Fund on November 19, 1999, Peter J. Haigh & Ann Haigh may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 39.437% of the outstanding Class Y shares of Alpine Realty Income & Growth Fund on November 19, 1999, Balsa & Co. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 100.00% of the outstanding Class A and Class B shares of Alpine Realty Income & Growth Fund on November 19, 1999, BISYS Fund Services Ohio Inc. may be deemed to "control" the Fund as that term is defined in the 1940 Act.


ITEM. 25. INDEMNIFICATION

          Article XI of the Registrant's By-laws contains the following provisions regarding indemnification of Trustees and officers:

          SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          SECTION 11.3 Expenses of Defense. In defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, a Trustee or officer of the Trust who reasonably believed his or her action to be in the best interests of the Trust shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith, subject to the requirements of section 11.4.

          SECTION 11.4    Required Standard of Conduct.

          (a)   Unless a court orders otherwise, any indemnification under
Section 11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by:

                   (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs,

                   (ii)   an independent legal counsel in a written opinion.

          (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

                   (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

                   (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

                            (A)     A majority of a quorum of Trustees who are
neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                            (B)     An independent legal counsel in a written
opinion.

          SECTION 11.5 Advance Payments. Notwithstanding any provision of this Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

          (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

          (b) The Trust is insured against losses arising by reason of any lawful advances; or

          (c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

                   (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                   (ii)   An independent legal counsel in a written opinion.

          SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

          SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

          SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The information required by this item with respect to Alpine Management & Research, L.L.C. is incorporated by reference to the Form ADV (File No. 801-55110) of Alpine Management & Research, L.L.C.


ITEM 27.  PRINCIPAL UNDERWRITERS

          (a) BISYS Fund Services Limited Partnership ("BISYS") acts as principal underwriter for the Trust and each series thereof. BISYS also serves as principal underwriter for the following investment companies:

          The ARCH Fund, Inc.
          American Performance Funds
          AmSouth Mutual Funds
          The BB&T Mutual Funds Group
          The Coventry Group
          ESC Strategic Funds, Inc.
          The Eureka Funds
          Fountain Square Funds
          Hirtle Callaghan Trust
          HSBC Family of Funds
          INTRUST Funds Trust
          The Infinity Mutual Funds, Inc.
          The Kent Funds
          Magna Funds

          Meyers Investment Trust
          MMA Praxis Mutual Funds
          M.S.D.&T. Funds
          Pacific Capital Funds
          Parkstone Group of Funds
          The Parkstone Advantage Funds
          Pegasus Funds
          The Republic Advisors Funds Trust
          Puget Sound Alternative Investment Series Trust
          The Republic Funds Trust
          The Riverfront Funds, Inc.
          SBSF Funds, Inc. d/b/a Key Mutual Funds
          Sefton Funds
          The Sessions Group
          Summit Investment Trust
          Variable Insurance Funds
          The Victory Portfolios
          The Victory Variable Funds
          Vintage Funds, Inc.

          (b) The following table sets forth the indicated information with respect to each director and officer of BISYS:

NAME                                     POSITIONS AND OFFICES WITH             POSITIONS WITH TRUST
                                         UNDERWRITER

WC Subsidiary Corp.                      Sole Limited Partner                   None
150 Clove Rd.
Little Falls, NJ 07424

BISYS Fund Services, Inc.                Sole General Partner                   None
3435 Stelzer Road
Columbus, OH 43219


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rule 31a-1 thereunder are maintained at one of the following locations:

              BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. and BISYS Fund Services Limited Partnership, each located at 3435 Stelzer Road, Columbus, Ohio 43219

              Alpine Management & Research, L.L.C., 122 East 42nd Street, 37th Floor, New York, New York 10168 (records required by paragraphs (a)(4), (a)(5), (a)(6), (a)(10), (a)(11), and (f)
              of Rule 31a-1)


ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.


ITEM 30.  UNDERTAKINGS

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 29th day of November, 1999.


                                           ALPINE EQUITY TRUST


                                           By: /s/ Samuel A. Lieber
                                               -------------------------
                                           Name:   Samuel A. Lieber, President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signatures                      Title                                  Date
----------                      -----                                  ----
/s/ Samuel A. Lieber            President and Trustee                  November 29, 1999
----------------------          (Principal Executive Officer)
Samuel A. Lieber

/s/ Laurnece B. Ashkin          Trustee                                November 29, 1999
----------------------
Laurence B. Ashkin

/s/ Foster Bam                  Trustee                                November 29, 1999
----------------------
Foster Bam

/s/ H. Guy Leibler              Trustee                                November 29, 1999
----------------------
H. Guy Leibler

/s/ Gary R. Tenkman             Treasurer                              November 29, 1999
----------------------          (Principal Financial Officer)
Gary R. Tenkman
